UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2019

Commission File Number: 0-23636
Hawthorn Bancshares, Inc.
 (Exact name of registrant as specified in its charter.)

Missouri	43-1626350
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

132 East High Street, PO Box 688, Jefferson City, Missouri 65102
(Address of principal executive offices)

573-761-6117
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 Other Events.

On January 30, 2019 Hawthorn Bancshares, Inc. issued a press release announcing its Board of Directors approved a quarterly cash dividend of 10 cents per common share payable April 1, 2019 to shareholders of record at the close of business on March 15, 2019.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. 99.1 Hawthorn Bancshares Announces Cash Dividend

Exhibit Index

Exhibit No.	Description
EX 99.1	Hawthorn Bancshares Announces Cash Dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawthorn Bancshares, Inc.

Date: January 31, 2019	By:	David T. Turner Name: David T. Turner Title: Chairman, CEO & President